THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                                                       issued by

                                                 COVA VARIABLE LIFE ACCOUNT FIVE

                                                                             AND

                                                             COVA FINANCIAL LIFE
                                                               INSURANCE COMPANY




This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Life Insurance Company (Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you eighteen (18) investment portfolios listed below. The investment portfolios are part of Cova Series Trust, General American Capital Company, Templeton Variable Products Series Fund and AIM Variable Insurance Funds, Inc. When you buy a Policy, you bear the complete investment risk. Your Account Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.


AIM Variable Insurance Funds, Inc.:

     Managed by A I M Advisors, Inc.
         AIM V.I. Capital Appreciation
         AIM V.I. Value

Cova Series Trust:

     Managed by J.P. Morgan Investment Management Inc.
         Select Equity
         Small Cap Stock
         Large Cap Stock
         International Equity
         Quality Bond

     Managed by Lord, Abbett & Co.
         Bond Debenture
         Mid-Cap Value
         Large Cap Research
         Developing Growth
         Lord Abbett Growth and Income

General American Capital Company:

     Managed by Conning Asset Management Company
         Money Market


Templeton Variable Products Series Fund, Class 1 Shares:

     Managed by Franklin Advisers, Inc.
         Franklin Growth Investments
         Franklin Small Cap Investments

     Managed by Templeton Investment Counsel, Inc.
         Templeton Bond
         Templeton International
         Templeton Stock

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy. The SEC maintains a Web site (http://www.sec.gov) that contains materials incorporated by reference and other information regarding companies that file electronically with the SEC.

The Policies:

*    are not bank deposits
*    are not federally insured
*    are not endorsed by any bank or government agency
*    are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 1999



TABLE OF CONTENTS                                         Page

  SPECIAL TERMS                                              3

  SUMMARY                                                    4

  PART I                                                     7

  1. THE VARIABLE LIFE INSURANCE POLICY                      7

  2. PURCHASES                                               7
     Premiums                                                7
     Application for a Policy                                7
     Allocation of Premiums                                  7
     Grace Period                                            8
     Accumulation Unit Values                                8

  3. INVESTMENT OPTIONS                                      8
     AIM Variable Insurance Funds, Inc.                      8
     Cova Series Trust                                       8
     General American Capital Company                        9
     Templeton Variable Products Series Fund                 9
     Transfers                                               9
     Dollar Cost Averaging Program                           9
     Automatic Rebalancing Program                          10
     Approved Asset Allocation Programs                     10
     Substitution                                           10

  4. EXPENSES                                               10
     Insurance Charges                                      10
        Mortality and Expense Risk Charge                   10
        Administrative Charge                               10
        Tax Expense Charge                                  10
        Cost of Insurance Charge                            10
     Annual Policy Maintenance Fee                          11
     Annual Withdrawal Amount                               11
     Surrender Charge                                       11
     Nursing Home Waiver                                    11
     Deferred Premium Tax Charge                            11
     Transfer Fee                                           12
     Taxes                                                  12
     Investment Portfolio Expenses                          13

  5. DEATH BENEFIT                                          15
     Accelerated Death Benefit                              15
     Joint Lives                                            15

  6. TAXES                                                  15
     Life Insurance in General                              15
     Taking Money Out of Your Policy                        15
     Diversification                                        16

  7. ACCESS TO YOUR MONEY                                   16
     Loans                                                  16
        Loan Amount                                         16
        Loan Account                                        16
        Loan Interest                                       16
        Interest Credited                                   16
        Preferred Loan                                      16
        Effect of Loan                                      16
        Loan Repayments                                     16
     Total Surrender                                        17
     Partial Surrenders                                     17
     Termination of the Policy                              17
     Reinstatement                                          17

8. OTHER INFORMATION                                        17
     Cova                                                   17
     Year 2000                                              17
     The Separate Account                                   17
     Distributor                                            18
     Suspension of Payments or Transfers                    18
     Ownership                                              18
        Owner                                               18
        Joint Owner                                         18
        Beneficiary                                         18
        Assignment                                          18

PART II                                                     19
     Cova                                                   19
     Executive Officers and Directors of Cova               19
     Voting                                                 22
        Disregard of Voting Instructions                    22
     The Separate Account                                   23
     Legal Opinions                                         23
     Reduction or Elimination of Surrender Charge           23
     Misstatement of Age or Sex                             23
     Cova's Right to Contest                                23
     Settlement Options                                     23
     Tax Status                                             23
        Introduction                                        24
        Diversification                                     24
        Tax Treatment of the Policy                         24
        Policy Proceeds                                     25
        Joint Lives                                         25
        Tax Treatment of Loans and Surrenders               25
        Multiple Policies                                   26
        Tax Treatment of Assignments                        26
        Qualified Plans                                     26
     Income Tax Withholding                                 26
     Reports to Owners                                      26
     Legal Proceedings                                      26
     Experts                                                26
     Financial Statements                                   26

APPENDIX A
Illustration of Policy Values                              A-1

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable and need an explanation. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated below is where we believe you will find the best explanation for the word or term.

Account Value - The total value of your Policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the loan account.

Accumulation Unit - An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

Cash Value - Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any Policy maintenance fee.

Cash Surrender Value - Your Policy's Cash Value less any outstanding loans and accrued loan interest.

Coverage Amount - It is the difference between the death benefit and the Account Value.

Face Amount - The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

Maximum Premium Limit - This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of Insurance for a given age.

Policy Date, Policy Anniversary, Policy Year - The Policy Date is the day your premium was initially invested in the Money Market Fund which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                          Page

Annual Withdrawal Amount                                    11
Beneficiary                                                 18
Business Day                                                 8
Death Benefit                                               15
Insured                                                      4
Investment Portfolio                                         8
Issue Date                                                  10
Joint Owner                                                 18
Loan Account                                                16
Monthly Deduction                                           10
Owner                                                       18
Net Death Benefit or Death Proceeds                         15
Premium                                                      7
Processing Date                                             10
Right to Examine Period                                      8
Surrender Charge                                            11





SUMMARY

The Prospectus is divided into three sections:

*    Summary,
*    Part I, and
*    Part II.

The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.



1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company.

The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured. The death proceeds are free from federal income taxes. The Policy can be used:

*    as part of your estate planning, or
*    to save for retirement.

The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among  eighteen (18)  investment  portfolios  which are listed in
Item 3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge you a transfer fee.

While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose.

You are not taxed on the earnings until you surrender or borrow from your Policy.



2.   PURCHASES

You can purchase the Policy with a single premium. Under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms.

The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit.

We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.



3.   INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

Managed by A I M Advisors, Inc.

  AIM V.I. Capital Appreciation
  AIM V.I. Value

Managed by J.P. Morgan Investment
Management Inc.

  Select Equity
  Small Cap Stock
  Large Cap Stock
  International Equity
  Quality Bond

Managed by Lord, Abbett & Co.

  Bond Debenture
  Mid-Cap Value
  Large Cap Research
  Developing Growth
  Lord Abbett Growth and Income

Managed by Conning Asset Management Company

  Money Market

Managed by Franklin Advisers, Inc.

  Franklin Growth Investments
  Franklin Small Cap Investments

Managed by Templeton Investment Counsel, Inc.

  Templeton Bond
  Templeton International
  Templeton Stock

Depending  upon  market   conditions  and  the  performance  of  the  investment
portfolio(s) you select, you can make or lose money in any of these investment portfolios.



4.   EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment. Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

* Each year Cova deducts a $30 Policy maintenance fee from your Policy. Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, we will deduct the Policy maintenance fee, regardless of your Account Value at that time.

* Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is .90% annually, with 1/12 of that amount charged monthly. These totals exclude the charge assessed to cover the cost of insurance.

* Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the:

     *    sex of the insured,

     *    age of the insured,

     *    rating classification of the insured, and

     *    whether your initial premium was 100% of the Maximum Premium Limit.

* There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to 1.30%.

* If you make more than 12 transfers in a year, Cova deducts a transfer fee of $25 or 2% of the amount transferred, whichever is less.

* If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to that sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you withdraw premiums before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax charge when you withdraw your money.



5.   DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.

The death benefit will be the greater of:

(1)  your Face Amount, or
(2)  your Account Value multiplied by a specified percentage.

These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.



6.   TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn.

Death proceeds are paid to your beneficiary tax free.



7.   ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years.

The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.



8.   OTHER INFORMATION

Right to Examine

If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of

(1)  the premium(s) you paid, or

(2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy.

Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Fund. After that, we will invest your Account Value as you requested. In the state of California, if you are 60 years or older on the Policy Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Account Value as of the day we receive your returned Policy.


Who Should Purchase the Policy?
The Policy is designed for an individual who wants to:

*    create or conserve his/her estate;
*    supplement retirement income; and
*    retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.


Additional Features

* You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Fund and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

* You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

* In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life Option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

* If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

* You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be suitable for your particular situation.



9.   INQUIRIES

If you need more information, please contact us at:

  Cova Life Sales Company
  One Tower Lane, Suite 3000
  Oakbrook Terrace, IL 60181
  800-523-1661

If you need Policy owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

  Cova Financial Life Insurance Company
  P.O. Box 10366
  Des Moines, IA 50306
  515-243-5834
  800-343-8496


PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently eighteen (18) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59-1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you do not think you will use in your lifetime and a tax-efficient way to provide for those you leave behind.



2.   PURCHASES

Premiums

Premiums are the monies you give us to purchase the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the initial Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.

You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums total $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.


Application for a Policy

To purchase a Policy, you may be required to submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided.

* The conditional insurance is effective up to 60 days from when the application is signed.

* For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for.

* If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for.

* The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.


Allocation of Premiums

When you purchase a Policy, we will initially invest your money in the Money Market Fund. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value. In the state of California, if you are 60 years or older on the Policy Date, you can cancel your Policy within 30 days after you receive it in which case we will refund your Account Value as of the day we receive your returned Policy.

If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Fund two days after it is received, even if our underwriting is not yet complete and the Policy is not yet issued. The day we invest your premium in the Money Market Fund is called the Policy Date. The money will stay in the Money Market Fund for 15 days after the issue date. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If, as a result of underwriting review, Cova does not issue you a Policy, we will return your premium to you (plus interest required by your state).

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.


Grace Period

Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and Policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.


Accumulation Unit Values

The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share.

Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. Cova determines the number of Accumulation Units to credit to your Policy by dividing the amount of premiums allocated to an investment portfolio by the value of the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deduction and the annual Policy maintenance fee, we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.



3.   INVESTMENT OPTIONS

The Policy offers eighteen (18) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

You should read the prospectuses for these funds carefully before investing. Copies of these fund prospectuses are attached to this prospectus. Certain portfolios contained in the fund prospectuses may not be available with your Policy.


AIM Variable Insurance Funds, Inc.

AIM Variable Insurance Funds, Inc. is a mutual fund with multiple portfolios.
AI M Advisors, Inc. is the investment adviser to each portfolio. The following portfolios are available under the Policy:

  AIM V.I. Capital Appreciation Fund
  AIM V.I. Value Fund


Cova Series Trust

Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

J.P. Morgan Investment Management Inc. is the sub-adviser to the following portfolios:

  Select Equity Portfolio
  Small Cap Stock Portfolio
  Large Cap Stock Portfolio
  International Equity Portfolio
  Quality Bond Portfolio

Lord, Abbett & Co. is the sub-adviser to the following portfolios:

  Bond Debenture Portfolio
  Mid-Cap Value Portfolio
  Large Cap Research Portfolio
  Developing Growth Portfolio
  Lord Abbett Growth and Income Portfolio


General American Capital Company

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

  Money Market Fund


Templeton Variable Products Series Fund

Templeton Variable Products Series Fund is a mutual fund with multiple portfolios. Templeton Variable Products Series Fund has two classes of shares - Class 1 and Class 2. Only shares of Class 1 are available under your Policy. Franklin Advisers, Inc. is the investment manager of the Franklin Growth Investments Fund and the Franklin Small Cap Investments Fund; Templeton
Investment Counsel, Inc. is the investment manager for the Templeton International Fund, the Templeton Bond Fund and the Templeton Stock Fund. The following portfolios are available under the Policy:

  Franklin Growth Investments Fund
  Franklin Small Cap Investments Fund
  Templeton Bond Fund
  Templeton Stock Fund
  Templeton International Fund

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with Cova. Certain investment portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

Cova may enter into certain  arrangements  under which it is  reimbursed  by the
investment   portfolios'  advisers,   distributors  and/or  affiliates  for  the
administrative services which it provides to the portfolios.


Transfers

You can transfer money among the eighteen (18) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The following apply to any transfer:

1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

3. if a transfer fee applies, the charge will be deducted from the amount transferred.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

Telephone Transfers. You can make transfers by telephone. Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.


Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $5,000 in the Money Market Fund (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.


Automatic Rebalancing Program

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date.

There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.


Approved Asset Allocation Programs

Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.


Substitution

Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems the investment inappropriate.



4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:


Insurance Charges

Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The insurance charges are:

(1)  mortality and expense risk charge;
(2)  administrative charge;
(3)  tax expense charge; and
(4)  cost of insurance charge.

Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

Mortality and Expense Risk Charge. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .50%, 1/12 of which is charged each month. This charge cannot be increased.

Administrative Charge. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

Tax Expense Charge. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction.

If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.

Cost of Insurance Charge. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the:

*    sex of the insured,
*    age of the insured,
*    rate classification of the insured, and
*    whether you paid 100%, or 90%, or 80% of the MPL.

The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table).

For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you can request personalized illustrations from your registered representative.


Annual Policy Maintenance Fee

Every year on the Policy Anniversary, Cova currently deducts $30 as a Policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge.

If you make a complete surrender of your Policy on other than a Policy Anniversary, the Policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.


Annual Withdrawal Amount

While the Policy is in force, prior to the death of the insured and after the expiration of the right to examine period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value. A surrender may be subject to:

*    a surrender charge, and
*    a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge is assessed on this amount; and

2. 10% of your premium payments each year (you may not carry this amount over to the next year). This portion of the annual withdrawal amount is subject to the deferred premium tax charge.


Surrender Charge

During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

 Policy       Surrender          Policy        Surrender
 Year         Charge             Year          Charge
_________    ______________      _________     _______________

    1          7.5%                 6             4.0%
    2          7.5%                 7             3.0%
    3          7.5%                 8             2.0%
    4          6.0%                 9             1.0%
    5          5.0%                10+              0%


Nursing Home Waiver

If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.


Deferred Premium Tax Charge

When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years.

The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

              Deferred                         Deferred
Policy        Premium            Policy        Premium
 Year         Tax Charge         Year          Tax Charge
_________    ______________      _________     _______________

    1          2.25%                6           1.00%
    2          2.00%                7            .75%
    3          1.75%                8            .50%
    4          1.50%                9            .25%
    5          1.25%                10+            0%


Transfer Fee

You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.


Taxes

Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.

Investment Portfolio Expenses

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.

Investment Portfolio Expenses
(as a percentage of the average daily net assets of an investment portfolio)





                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                                Management     certain Portfolios -         Total Annual
                                                                   Fees         see Note 1 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds, Inc.
Managed by A I M Advisors, Inc.
       AIM V.I. Capital Appreciation                               .62%                .05%                     .67%
       AIM V.I. Value                                              .61%                .05%                     .66%
------------------------------------------------------------------------------------------------------------------------------------

Cova Series Trust (1)
Managed by J.P. Morgan Investment Management Inc.
       Select Equity                                               .68%                .18%                     .86%
       Small Cap Stock                                             .85%                .27%                    1.12%
       Large Cap Stock                                             .65%                .10%                     .75%
       International Equity                                        .80%                .28%                    1.08%
       Quality Bond                                                .55%                .10%                     .65%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture                                              .75%                .10%                     .85%
       Mid-Cap Value                                               1.00%               .30%                    1.30%
       Large Cap Research                                          1.00%               .30%                    1.30%
       Developing Growth                                           .90%                .30%                    1.20%
       Lord Abbett Growth and Income (2)                           .65%                .07%                     .72%
------------------------------------------------------------------------------------------------------------------------------------

General American Capital Company
Managed by Conning Asset Management Company
       Money Market                                                .125%               .08%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

Investment Portfolio Expenses (continued)
(as a percentage of the average daily net assets of an investment portfolio)



                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                                Management     certain Portfolios -         Total Annual
                                                                   Fees         see Note 1 below)        Portfolio Expenses
------------------------------------------------------------------------------------------------------------------------------------

Templeton Variable Products Series Fund, Class 1 Shares
Managed by Templeton Investment Counsel, Inc.
       Templeton Bond                                              .50%                .23%                     .73%
       Templeton International                                     .69%                .17%                     .86%
       Templeton Stock                                             .70%                .19%                     .89%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Franklin Advisers, Inc.
       Franklin Growth Investments (3)                             .00%                1.00%                   1.00%
       Franklin Small Cap Investments (3)                          .15%                .85%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Since May 1, 1996, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of management fees) in excess of approximately .10%. Beginning May 1, 1999, Cova will discontinue this reimbursement arrangement for the Select Equity, Small Cap Stock and International Equity Portfolios. Therefore, the amounts shown above under "Other Expenses" have been restated to reflect the actual expenses for these Portfolios for the year ended December 31, 1998. Also beginning May 1, 1999, Cova will reimburse the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for all operating expenses (exclusive of the management fees) in excess of approximately .30% instead of .10%. This change is reflected above under "Other Expenses" for these three Portfolios. Absent the expense reimbursement, the percentages shown for total annual portfolio expenses for the year ended December 31, 1998 would have been .86% for the Quality Bond Portfolio, .94% for the Large Cap Stock Portfolio, .93% for the Bond Debenture Portfolio, 1.68% for the Mid-Cap Value Portfolio, 1.95% for the Large Cap Research Portfolio, and 1.70% for the Developing Growth Portfolio.

(2) Estimated. The Portfolio commenced investment operations on January 8, 1999.

(3) Figures reflect expenses from the Fund's inception on May 1, 1998 and are annualized. The investment manager agreed in advance to limit management fees and make certain payments to reduce Fund expenses as necessary so that Total Annual Portfolio Expenses did not exceed 1.00% of the Fund's Class 1 net assets in 1998. The investment manager has agreed to continue this arrangement through 1999. Management Fees, Other Expenses and Total Annual Portfolio Expenses in 1998 before any waivers were as follows: 0.60%, 4.08% and 4.68% for the Franklin Growth Investments Fund and 0.75%, 1.00% and 1.75% for the Franklin Small Cap Investments Fund.

5.   DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of:

(1)  the Face Amount of the Policy; and

(2) the minimum death benefit. (The minimum death benefit is the Account Value multiplied by a percentage.)

Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can choose to have the death proceeds paid:

*    in a lump sum, or
*    under a Settlement Option.

If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.


Accelerated Death Benefit

If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan.

The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.


Joint Lives

Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.



6.   TAXES

NOTE: Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any person. You should consult your own tax adviser about your own circumstances. Cova has included in Part II an additional discussion regarding taxes.


Life Insurance in General

Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.


Taking Money Out of Your Policy

For tax purposes, your Policy will be treated as a modified endowment contract, unless, under certain circumstances, it was exchanged for a policy issued before June 21, 1988. Consequently, if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

(1)  paid on or after the taxpayer reaches age 59-1/2;

(2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

(3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply.

See "Tax Status" in Part II for more details.


Diversification

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements. Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the investments. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.



7.   ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available:

(1)  by making a surrender (either a partial or a complete surrender), or

(2)  by taking a loan from your Policy.


Loans

You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy:

*    until the end of the right to examine period, and
*    if the Policy is in a grace period.

Loans are considered distributions from the Policy for tax purposes. The portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax.

See "Tax Status" in Part II for more details.

Loan Amount. The maximum loan amount is equal to 90% of the Account Value:

*    less loan interest due on the next Policy Anniversary,
*    less the surrender charge,
*    less the Policy maintenance fee, if any, and
*    less the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if Cova does not receive an appropriate loan repayment.

Loan Account. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

Loan Interest. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, Cova will transfer a portion of the Account Value equal to the loan interest due, on a pro rata basis, from the investment portfolios to the loan account.

Interest Credited. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% annually.

Preferred Loan. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% per annually.

Effect of Loan. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.

Loan Repayments. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will:

*    go first to pay any interest due,
*    then to repay any loan, and
*    then will be considered a premium payment.


Total Surrender

You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the policy maintenance fee will be deducted.


Partial Surrenders

You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less.

Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value.

When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.


Termination of the Policy
Your Policy will terminate if:

(1)  you make a total surrender of the Policy,
(2)  the grace period has ended, or
(3)  the insured has died.


Reinstatement

If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to:

(1) cover all the monthly deductions and any policy maintenance fees that were unpaid during the grace period, and

(2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and Policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.



8.   OTHER INFORMATION

Cova

Cova Financial Life Insurance Company ("Cova") was originally incorporated on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name to Xerox Financial Life Insurance Company in 1986. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova, which on that date changed its name to Cova Financial Life Insurance Company.

Cova is presently licensed to do business in the state of California.


Year 2000

Cova has developed and initiated plans to assure that its computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on Cova's financial position or results of operations. Cova believes that it has taken all reasonable steps to address these potential problems. There can be no guarantee, however, that the steps taken will be adequate to avoid any adverse impact.


The Separate Account

Cova has established a separate account, Cova Variable Life Account Five (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies Cova may issue.

The Separate Account is divided into sub-accounts.


Distributor

Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.


Suspension of Payments or Transfers

Cova may be required to suspend or postpone any payments or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     investment  portfolios  is  not  reasonably   practicable  or  Cova  cannot
     reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


Ownership

Owner. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

Joint Owner. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

Beneficiary. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued, unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

Assignment. You can assign the Policy.


PART II
More Information


Cova

Cova Financial Life Insurance Company (Cova) was originally incorporated on September 6, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name on January 1, 1986 to Xerox Financial Life Insurance Company. The Company presently is licensed to do business in the state of California. On June 1, 1995, a wholly-owned subsidiary of General American
Life Insurance Company (General American) purchased Xerox Financial Services Life Insurance Company (Xerox Life), an affiliate of Cova, from Xerox Financial Services, Inc. The acquisition of Xerox Life included related companies, including Cova. On June 1, 1995 Cova changed its name to Cova Financial Life Insurance Company.

General American is a St. Louis-based mutual company with more than $300 billion of life insurance in force and approximately $24 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.


Executive Officers and Directors of Cova

The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                               Principal Occupation During
Name                           the Past 5 Years
John W. Barber***              Director of Cova - June, 1995 to present; Director of First Cova Life Insurance
                               Company (FCLIC) - June, 1995 to present; Director of Cova Financial Services Life
                               Insurance Company (CFSLIC) - June, 1995 to present; Vice President and Controller of General American Life Insurance Company - December, 1984 to present; President and Director of Equity Intermediary Company  - October, 1988 to present.

William P. Boscow*             Vice President of Cova and CFSLIC - 1996 to present; Senior Vice President of Cova
                               Life Management Company (CLMC), February, 1999 to present; First Vice President of
                               CLMC, 1996 - January 1999.

Frances S. Cook*               Secretary of Cova, CFSLIC and FCLIC - 1997 to present; First Vice President and
                               Associate General Counsel of CFLIC - July, 1997 to present, prior thereto Vice
                               President and Assistant General Counsel 1996 to 1997, prior thereto Assistant
                               General Counsel 1993 to 1997; Secretary of Cova and FCLIC - 1997 to present; First
                               Vice President of CLMC - July, 1997 to present, prior thereto Vice President and
                               Assistant General Counsel 1996 to 1997, prior thereto Assistant General Counsel
                               1993 to 1997; Secretary of Cova Investment Advisory Corporation (Advisory) - 1997
                               to present; Assistant Secretary of Cova Life Sales Company (CLSC) - 1993 to
                               present.

Constance A. Doern****         Vice President of Cova - 1997 to present, prior thereto Assistant Vice President from 1990 to 1995; Vice President of CFSLIC - 1997 to present, prior thereto
                               Assistant Vice President from 1990 to 1995; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1995; Vice President of J&H/KVI - 1989 to present.

Patricia E. Gubbe*             Vice President of Cova - 1989 to present; Vice President of CFSLIC - 1989 to present; Vice President of FCLIC - 1992 to present; First Vice President of CLMC -
                               1996 to present, prior thereto Vice President from 1989 to 1996; President and
                               Chief Compliance Officer of CLSC from February, 1999 to present; Vice President and Chief Compliance Officer of CLSC - 1989 to January, 1999.

Philip A. Haley*               Executive Vice President of Cova - May 1997 to present, prior thereto Vice
                               President from 1990 to 1997 and Assistant Vice President from 1989 to 1990;
                               Executive Vice President of FCLIC - May, 1997 to present, prior thereto Vice
                               President from 1995 to 1997; Executive Vice President of CFSLIC - May 1997 to
                               present, prior thereto Vice President from 1990 to 1997 and Assistant Vice
                               President from 1989 to 1990; Executive Vice President of CLMC from May, 1997 to present, prior thereto Senior Vice President from 1996 to 1997 and Vice President from 1990 to 1996 and Assistant Vice President from 1989 to 1990; Vice President of CLSC from 1991 to present, prior thereto Assistant Vice President from 1989 to
                               1991.

J. Robert Hopson*              Vice President, Chief Actuary and Director of Cova - 1991 to present; Vice
                               President, Chief Actuary and Director of CFSLIC - 1991 to present; Vice President,
                               Chief Actuary and Director of FCLIC - 1992 to present; Senior Vice President,
                               Chief Actuary and Director of CLMC - 1996 to present, prior thereto Vice President and Director from 1993 to 1996 and Vice President from 1991 to 1993.

Thomas E. Hughes, Jr.**        Treasurer and Director of Cova - June, 1995 to present; Treasurer and Director of
                               CFSLIC - June, 1995 to present; Treasurer of FCLIC - June, 1995 to present;
                               Corporate Actuary and Treasurer of General American Life Insurance Company -
                               October, 1994 to present. Formerly, Executive Vice President - Group Pensions,
                               General American Life Insurance Company - March, 1990 to October, 1994. In
                               addition to the Cova companies, Director of the following General American subsidiary companies: Paragon Life Insurance Company and RGA Reinsurance Company -
                               October, 1994 to present. Treasurer of the following General American subsidiary companies: Paragon Life Insurance Company, General Life Insurance Company of
                               America, General Life Insurance Company, General American Holding Company, Red Oak
                               Realty Company, Gen Mark Incorporated, Walnut Street Securities, Inc., Walnut
                               Street Advisers Inc., White Oak Royalty Company, Walnut Street Funds, Inc., and
                               RGA Reinsurance Company - October, 1994 to present.

Douglas E. Jacobs*             Vice President of Cova - 1985 to present; Vice President of CFSLIC - 1985 to present; Vice President of CLMC - 1985 to present.

Lisa O. Kirchner****           Vice President of Cova - 1997 to present, prior thereto Assistant Vice President from 1990 to 1995; Vice President of CFSLIC - 1997 to present, prior thereto
                               Assistant Vice President from 1988 to 1995; Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1995; Vice President of J&H/KVI - 1985 to present.

Richard A. Liddy**             Chairman of the Board of Directors of Cova, CFSLIC, FCLIC, CLMC, Advisory and Cova
                               Investment Allocation Corporation (Allocation) - April, 1997 to present; Chairman of the Board, President and Chief Executive Officer of General American Life
                               Insurance Company - May, 1992 to present; Mr. Liddy also holds various positions with the General American subsidiaries as follows: Chairman of the Board and
                               President of General American Mutual Holding Company, GenAmerica Corporation and
                               General American Holding Company; Chairman of the Board of Security Equity Life
                               Insurance Company, Conning Corporation, The Walnut Street Funds, Inc., General
                               American Capital Company, Reinsurance Group of America, Inc., RGA Life Reinsurance
                               Company of Canada, and RGA Reinsurance Company.

William C. Mair*               Vice President and Director of Cova, CFSLIC and FCLIC from 1995 to present; Vice
                               President, Controller and Director of Cova from 1995 to 1998, prior thereto Vice
                               President, Controller, Treasurer and Director. Vice President, Controller and
                               Director of CFSLIC from 1995 to 1998, prior thereto Vice President, Controller,
                               Treasurer and Director; Director of FCLIC from 1993 to present; Vice President,
                               Controller and Director of FCLIC from 1992 to 1998; Secretary of FCLIC from 1992 to 1995; Vice President, Treasurer, Controller and Director of Advisory - 1993 to
                               present; Vice President, Treasurer, Controller and Director of Allocation - 1994
                               to present; Director of CLSC - 1992 to present; Senior Vice President, Treasurer,
                               Controller and Director of CLMC - 1989 to present; Vice President, Treasurer,
                               Controller, Chief Financial Officer, Chief Accounting Officer and Director of Cova
                               Series Trust (Trust) - 1996 to present.

Matthew P. McCauley**          Assistant Secretary and Director of Cova - June, 1995 to present; Assistant
                               Secretary and Director of CFSLIC - June, 1995 to present; Assistant Secretary and
                               Director of FCLIC - June, 1995 to present; Associate General Counsel and Vice
                               President of General American Life Insurance Company - 1973 to present; also,
                               Director, Vice President, General Counsel and Secretary for several other General
                               American subsidiaries including Equity Intermediary Company, Red Oak Realty
                               Company, and White Oak Royalty Company; General American Holding Company and
                               Paragon Life Insurance Company. General Counsel and Secretary, Reinsurance Group
                               of America, Incorporated. Director and Secretary, General American Capital
                               Company. General Counsel and Secretary, Conning Corporation. General Counsel,
                               Conning Asset Management Company. Director of RGA Reinsurance Company, Walnut
                               Street Securities, Inc. Secretary to the Walnut Street Funds, Inc.

Mark E. Reynolds*              Executive Vice President and Director of Cova - May, 1997 to present; Executive
                               Vice President and Director of CFSLIC - May, 1997 to present; Executive Vice
                               President and Director of FCLIC - May, 1997 to present; Executive Vice President of CLMC - May, 1997 to present; Executive Vice President and Director of Advisory
                               - December, 1996 to present; Executive Vice President, Chief Financial Officer and
                               Director of FCLIC - May, 1997 to present, Executive Vice President and Director of
                               Allocation - December, 1996 to present.

Leonard M. Rubenstein**        Director of Cova, CFSLIC, FCLIC, and CLMC - January, 1996 to present; Director of
                               Advisory and Allocation from 1995 to present; Executive Vice President and
                               Director of General American Life Insurance Company - 1992 to present. Mr.
                               Rubenstein also holds various positions with the General American subsidiaries as follows: Director and Treasurer of General American Capital Company; Senior Vice
                               President - Investments, Treasurer and Director of Reinsurance Group of America,
                               Incorporated; Director of Paragon Life Insurance Company; Director of General
                               American Holding Company; Chief Executive Officer, Chairman and Director for
                               Conning Corporation; Director of the following: General Life Insurance Company,
                               Security Equity Life Insurance Company, BHIF America de Vida Seguros S.A. (Chile),
                               Manatial Seguros de Vida, S.A. (Argentina), Red Oak Realty Company, General Life
                               Insurance Company of America; RGA Reinsurance Company; Secretary and Director for
                               RGA Sud America S.A.

Myron H. Sandberg*             Vice President of Cova - 1985 to present; Vice President of CFSLIC - 1985 to present; and CLMC - 1989 to present.

John W. Schaus*                Vice President of Cova and CFSLIC - 1988 to present; First Vice President of CLMC from January, 1999 to present; prior thereto, Vice President of CLMC - 1989 to
                               1998.

Bernard J. Spaulding*          Senior Vice President and General Counsel of Cova, CFSLIC, FCLIC and CLMC since
                               March, 1999.

Lorry J. Stensrud*             President and Director of Cova from June, 1995 to present, prior thereto Executive
                               Vice President; President and Director of CFSLIC from June, 1995 to present, prior thereto Executive Vice President; President and Director of FCLIC from June, 1995 to present, prior thereto Executive Vice President; President and Director of CLMC
                               from June, 1995 to present, prior thereto Executive Vice President only; President and Director of Advisory from 1993 to present; President and Director of
                               Allocation from 1994 to present. Director of CLSC from 1989 to present; President,
                               Chief Executive Officer and Director of Trust - 1996 to present.

Joann T. Tanaka*               Senior Vice President of Cova and CFSLIC - January, 1999 to present; prior thereto, Vice President of Cova and CFSLIC from July, 1998 to December, 1998;
                               Senior Vice President, Conning Asset Management, General American - June, 1987 to
                               June, 1998.

Peter L. Witkewiz*             Vice President and Controller of Cova, CFSLIC and FCLIC - July 1998 to present;
                               Vice President of Cova, CFSLIC and FCLIC - 1993 to June, 1998.

*    Business Address: Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address: General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address: General American, 13045 Tesson Ferry Road, St. Louis, MO 63128

**** Business Address: J&H/KVI, 1776 West Lakes Parkway, West Des Moines, IA 50266


Voting

In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation under it should be amended or if the present interpretations should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

Disregard of Voting Instructions. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if the disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.


The Separate Account

Cova has established the separate account, Cova Variable Life Account Five (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under California insurance law on March 24, 1992. Cova has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of California. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.


Legal Opinions

Legal matters in connection with the Policies  described herein are being passed
upon  by  the  law  firm  of  Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport,
Connecticut.


Reduction or Elimination of Surrender Charge

The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


Misstatement of Age or Sex

If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.


Cova's Right to Contest

Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.


Settlement Options

The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1: Life Annuity

Option 2: Life Annuity with 5, 10 or 20 years guaranteed

Option 3: Joint and Last Survivor Annuity

Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.


Tax Status

NOTE: The following description is based upon Cova's understanding of current federal income tax law applicable to life insurance in general. Cova cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. Cova believes that the policies to be issued will qualify as "life insurance contracts" under Section 7702. Cova does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature. It is not intended as tax advice. Each person concerned should consult a competent tax adviser. Cova has not considered any applicable state or other tax laws. Moreover, the discussion in this prospectus is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. Cova makes no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service. Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.

The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of: cash, cash items, U.S. Government securities, and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

The Treasury Department issued Regulations which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. The Code requires the use of reasonable mortality and other expense charges.

In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not agree with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies.

You should consult your own tax adviser with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".)Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under the Code and any benefits paid under the Accelerated Death Benefit Rider should also be excludable from gross income under the Code. Furthermore, you are not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until you make a surrender. If the death proceeds are to be paid under one of the Settlement Options, the payments will be prorated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

Joint Lives. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the related regulations. In the absence of regulation or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

Tax Treatment of Loans and Surrenders. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if:

*    it is materially changed, and
*    fails to meet the 7-pay test.

A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums.

A material change would include any increase in the future benefits provided under a Policy unless the increase is attributable to:

(1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or

(2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution:

(1)  made on or after the date on which the taxpayer reaches age 59-1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

If a Policy is not classified as a modified endowment contract, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a modified endowment contract, will be treated as indebtedness of the owner and not a distribution. Upon complete surrender or lapse of the Policy or when maturity benefits are paid, if the amount received plus the Policy debt exceeds the total premiums paid that are not treated as previously surrendered by the Policy owner, the excess generally will be treated as ordinary income.

You should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to your Policy.

Multiple Policies. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts.

You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser if you wish to assign or change the owner of your Policy.

Qualified Plans. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent qualified plans consultant.


Income Tax Withholding

All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.


Reports to Owners

Cova will send you semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, Cova will send you an annual statement. The statement will show:

*    the current amount of death benefit payable under the Policy,
*    the current Account Value,
*    the current Cash Surrender Value,
*     current debt, and
*    all transactions previously confirmed.

The statement will also show premiums paid and all charges deducted during the Policy Year.

Cova will mail you a confirmation within seven days of the transaction of:

(a)  the receipt of premium;
(b)  any transfer between investment portfolios;
(c)  any loan, interest repayment, or loan repayment;
(d)  any surrender;
(e)  exercise of the free look privilege; and
(f)  payment of the death benefit under the Policy.

Upon request, you are entitled to a receipt of premium payment.


Legal Proceedings

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.


Experts

The balance sheets of the Company as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon authority of said firm as experts in accounting and auditing.


Financial Statements

There are no financial statements for the Separate Account, because it has only recently commenced operations. Financial statements of the Company are provided below.




                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                              Financial Statements

                        December 31, 1998, 1997, and 1996

                   (With Independent Auditors' Report Thereon)


                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors and Shareholder
     Cova Financial Life Insurance Company:


     We have audited the accompanying balance sheets of Cova Financial Life Insurance Company (a wholly owned subsidiary of Cova Financial Services Life Insurance Company) (the Company) as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


     March 4, 1999


                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                                 Balance Sheets

                           December 31, 1998 and 1997




                                        ASSETS                          1998         1997
                                                                     -----------  -----------
                                                                         (in thousands)
Investments:
    Debt securities available-for-sale, at fair value
      (cost of $99,228 in 1998 and $96,884 in 1997)                $    100,658       97,520
    Mortgage loans, net of allowance for potential loan
      loss of $10 in 1998 and $-0- in 1997                                5,245        1,786
    Policy loans                                                          1,223        1,083
                                                                     -----------  -----------

             Total investments                                          107,126      100,389


Cash and cash equivalents - interest-bearing                              5,789          756
Cash - noninterest-bearing                                                1,200        1,392
Accrued investment income                                                 1,641        1,826
Deferred policy acquisition costs                                         9,142        6,774
Present value of future profits                                             854          900
Goodwill                                                                  1,813        1,923
Deferred tax asset, net                                                     585        1,042
Receivable from OakRe                                                    35,312       68,533
Reinsurance receivables                                                     118          114
Other assets                                                                398           14
Separate account assets                                                 127,873       69,318
                                                                     -----------  -----------

             Total assets                                          $    291,851      252,981
                                                                     ===========  ===========

See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                            Balance Sheets, Continued

                           December 31, 1998 and 1997




                         LIABILITIES AND SHAREHOLDER'S EQUITY              1998          1997
                                                                        -----------   -----------
                                                                             (in thousands)
Policyholder deposits                                                 $    135,106       157,566
Future policy benefits                                                       6,191         5,381
Payable on purchase of securities                                               27            92
Accounts payable and other liabilities                                       1,653         1,462
Federal and state income taxes payable                                         172           106
Future purchase price payable to OakRe                                         342           565
Guaranty fund assessments                                                    1,000         1,000
Separate account liabilities                                               127,871        69,318
                                                                        -----------   -----------

             Total liabilities                                             272,362       235,490
                                                                        -----------   -----------

Shareholder's equity:
    Common stock, $233.34 par value.  (Authorized
      30,000 shares; issued and outstanding
      12,000 shares in 1998 and 1997)                                        2,800         2,800
    Additional paid-in capital                                              14,523        13,523
    Retained earnings                                                        1,833         1,023
    Accumulated other comprehensive income,
      net of tax                                                               333           145
                                                                        -----------   -----------

             Total shareholder's equity                                     19,489        17,491
                                                                        -----------   -----------

             Total liabilities and shareholder's equity               $    291,851       252,981
                                                                        ===========   ===========

See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1998, 1997, and 1996




                                                               1998         1997        1996
                                                             ----------   ----------  ----------
                                                                       (in thousands)
Revenues:
    Premiums                                               $     1,308        1,191         488
    Net investment income                                        7,516        6,761       4,176
    Net realized gains (losses) on sales of
      investments                                                  178          158         (28)
    Separate account fees                                        1,392          599         134
    Other income                                                    66           45          35
                                                             ----------   ----------  ----------

             Total revenues                                     10,460        8,754       4,805
                                                             ----------   ----------  ----------

Benefits and expenses:
    Interest on policyholder deposits                            5,486        4,837       2,563
    Current and future policy benefits                           1,549        1,481         722
    Operating and other expenses                                 1,614        1,203         570
    Amortization of purchased intangible
      assets                                                       194          165          66
    Amortization of deferred policy
      acquisition costs                                            530          320         187
                                                             ----------   ----------  ----------

             Total benefits and expenses                         9,373        8,006       4,108
                                                             ----------   ----------  ----------

             Income before income taxes                          1,087          748         697
                                                             ----------   ----------  ----------

Income tax expense (benefit):
    Current                                                        (80)         310         351
    Deferred                                                       357           (5)        (66)
                                                             ----------   ----------  ----------

             Total income tax expense                              277          305         285
                                                             ----------   ----------  ----------

             Net income                                    $       810          443         412
                                                             ==========   ==========  ==========

See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1998, 1997, and 1996




                                                                                1998        1997        1996
                                                                              ----------  ----------  ----------
                                                                                       (in thousands)
Common stock, at beginning
    and end of period                                                       $     2,800       2,800       2,800
                                                                              ----------  ----------  ----------

Additional paid-in capital:
    Balance at beginning of period                                               13,523      13,523      13,523
    Capital contribution                                                          1,000          --          --
                                                                              ----------  ----------  ----------

Balance at end of period                                                         14,523      13,523      13,523
                                                                              ----------  ----------  ----------

Retained earnings:
    Balance at beginning of period                                                1,023         580         168
    Net income                                                                      810         443         412
                                                                              ----------  ----------  ----------

Balance at end of period                                                          1,833       1,023         580
                                                                              ----------  ----------  ----------

Accumulated other comprehensive income:
    Balance at beginning of period                                                  145           1         192
    Change in unrealized appreciation (depreciation)
      of debt and equity securities                                                 794         630        (840)
    Deferred federal income tax impact                                             (101)        (77)        103
    Change in deferred policy acquisition costs
      attributable to unrealized appreciation                                      (513)       (144)        (69)
    Change in present value of future profits
      attributable to unrealized depreciation (appreciation)                          8        (265)        615
                                                                              ----------  ----------  ----------

Balance at end of period                                                            333         145           1
                                                                              ----------  ----------  ----------

             Total shareholder's equity                                     $    19,489      17,491      16,904
                                                                              ==========  ==========  ==========

Total comprehensive income:
    Net income                                                              $       810         443         412
    Other comprehensive income (change in net unrealized
      appreciation (depreciation) of debt and equity securities)                    188         144        (191)
                                                                              ----------  ----------  ----------

             Total comprehensive income                                     $       998         587         221
                                                                              ==========  ==========  ==========

See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1998, 1997 and 1996


                                                                                      1998          1997          1996
                                                                                   ------------  ------------  -----------
                                                                                               (in thousands)
Reconciliation of net income to net cash provided by (used in) operating activities:
      Net income                                                                 $         810           443          412
      Adjustments to reconcile net
        income (loss) to net cash provided by
        (used in) operating activities:
           Increase in future policy benefits                                              810           820          192
           Increase in payables and
             accrued liabilities                                                           191            82           95
           Decrease (increase) in accrued
             investment income                                                             185          (704)        (556)
           Amortization of intangible assets and
             deferred policy acquisition costs                                             724           485          253
           Amortization and accretion of
             securities, premiums, and discounts                                           (87)          (10)          73
           Net realized (gain) loss on sale of investments                                (178)         (158)          28
           Interest on policyholder deposits                                             5,486         4,837        2,563
           Increase (decrease) in current and
             deferred federal income taxes                                                 523            91          (66)
           Recapture commissions paid to OakRe                                            (223)         (159)        (273)
           Commissions and expenses deferred                                            (3,411)       (3,917)      (2,413)
           Due to/from affiliates                                                           --            --           44
           Other                                                                           219          (498)        (452)
                                                                                   ------------  ------------  -----------

             Net cash provided by (used in) operating activities                         5,049         1,312         (100)
                                                                                   ------------  ------------  -----------

Cash flows from investing activities:
    Cash used in the purchase of
      investment securities                                                            (56,673)      (53,534)     (42,655)
    Proceeds from investment securities
      sold and matured                                                                  50,661        25,379       10,635
    Other                                                                                 (121)          (81)         (90)
                                                                                   ------------  ------------  -----------

             Net cash used in investing activities                                      (6,133)      (28,236)     (32,110)
                                                                                   ------------  ------------  -----------

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                       Statements of Cash Flows, Continued

                  Years ended December 31, 1998, 1997, and 1996




                                                                                      1998          1997          1996
                                                                                   ------------  ------------  -----------
                                                                                               (in thousands)
Cash flows from financing activities:
    Policyholder deposits                                                        $      69,459        81,788       38,348
    Transfers from OakRe                                                                35,590        25,060       36,553
    Transfer to separate accounts                                                      (60,181)      (56,144)     (13,669)
    Return of policyholder deposits                                                    (39,943)      (28,267)     (28,521)
    Capital contributions received                                                       1,000            --           --
                                                                                   ------------  ------------  -----------

             Net cash provided by financing activities                                   5,925        22,437       32,711
                                                                                   ------------  ------------  -----------

             Increase (decrease) in cash and cash equivalents                            4,841        (4,487)         501

Cash and cash equivalents - beginning of period                                          2,148         6,635        6,134
                                                                                   ------------  ------------  -----------

Cash and cash equivalents - end of period                                        $       6,989         2,148        6,635
                                                                                   ============  ============  ===========

See accompanying notes to financial statements.

                      COVA FINANCIAL LIFE INSURANCE COMPANY
              (a wholly owned subsidiary of Cova Financial Services
                             Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1998, 1997, and 1996


  (1)   NATURE OF BUSINESS AND ORGANIZATION

              NATURE OF THE BUSINESS

              Cova Financial Life Insurance Company (the Company) markets and services single premium deferred annuities, immediate annuities, variable annuities, term life, single premium variable universal life, and single premium whole life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

              Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general account. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The contract value allocated to the general account is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the single premium variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

              Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 97%, 85%, and 81% of the Company's sales have been through two specific brokerage firms, A.
              G. Edwards & Sons, Incorporated, and Edward Jones & Company, Incorporated, in 1998, 1997, and 1996, respectively.

              ORGANIZATION

              The Company, formerly Xerox Financial Life Insurance Company (XFLIC), is a wholly owned subsidiary of Cova Financial Services Life Insurance Company (CFSLIC). On December 31, 1996, Cova Corporation, an insurance holding company wholly owned by General American Life Insurance Company (GALIC), transferred 100% of the outstanding shares of the Company to CFSLIC, an affiliated life insurer domiciled in Missouri. The transfer of direct ownership had no effect on the operations of the Company as both CFSLIC and the Company had existed under common management and control prior to the transfer.

              Cova Corporation purchased the Company from Xerox Financial Services, Inc. (XFSI), a wholly owned subsidiary of Xerox Corporation, on June 1, 1995. In conjunction with the purchase, Cova Corporation entered into a financing reinsurance transaction with OakRe Life Insurance Company (OakRe), a subsidiary of XFSI, to assume the economic benefits and risks of the existing single premium deferred annuity deposits (SPDAs) of the Company. The receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods which will be substantially expired by the end of the year 2000, from the transfer of cash in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day-no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

              In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ending December 31, 1998 and 1997.

              In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

  (2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              DEBT SECURITIES

              Investments in all debt securities with readily determinable fair values are classified into one of three categories: held-to-maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt securities and short-term investments at December 31, 1998 and 1997 were classified as available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported as accumulated other comprehensive income of shareholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

              Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

              Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income.

              A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

              MORTGAGE LOANS AND POLICY LOANS

              Mortgage loans and policy loans are carried at their unpaid principal balances. An allowance for mortgage loan losses is established based on an evaluation of the mortgage loan portfolio, past credit loss experience, and current economic conditions.

              Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures.

              The Company had no impaired loans, and the valuation allowance for potential losses on mortgage loans was $10,000 and $319, at December 31, 1998 and 1997, respectively.

              CASH AND CASH EQUIVALENTS

              Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              SEPARATE ACCOUNT ASSETS

              Separate accounts contain segregated assets of the Company that are specifically assigned to variable annuity policyholders in the separate accounts and are not available to other creditors of the Company. The earnings of separate account investments are also assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are valued at fair market value.

              In order to provide for optimum policyholder returns and to allow for the replication of the investment performance of existing "cloned" mutual funds, the Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. The Company's capital investment in the separate accounts as of December 31, 1998 and 1997, are presented in note 3.

              DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred policy acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses are not recognized currently in income but as an offset to the accumulated other comprehensive income of shareholder's equity. The amortization period is the remaining life of the policies, which is approximately 20 years from the date of original policy issue.

              The components of deferred policy acquisition costs are shown below:

                                                                     1998          1997          1996
                                                                  ------------  ------------  ------------
                                                                              (IN THOUSANDS)
Deferred policy acquisition costs, beginning of period         $      6,774         3,321         1,164
Commissions and expenses deferred                                     3,411         3,917         2,413
Amortization                                                           (530)         (320)         (187)
Deferred policy acquisition costs attributable to
    unrealized appreciation                                            (513)         (144)          (69)
                                                                  ------------  ------------  ------------

Deferred policy acquisition costs, end of period               $      9,142         6,774         3,321
                                                                  ============  ============  ============

              PURCHASE RELATED INTANGIBLE ASSETS AND LIABILITIES

              In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date.

                           Present Value of Future Profits

                  The Company established an intangible asset which represents the present value of future profits (PVFP) to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset, including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pretax rate of 18% (12% net after tax).

                  In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities appreciation and depreciation, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception. The amortization and adjustments resulting from unrealized appreciation and depreciation is not recognized currently in income but as an offset to the accumulated other comprehensive income of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

                  Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 4.9%, 7.2%, 7.8%, 7.7%, and 7.2% for the years ended December 31, 1999 through 2003, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

                  During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a reallocation of the net purchased intangible asset between PVFP, goodwill, future payable, and deferred taxes. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996.

                  The components of PVFP are shown below:

                                                             1998       1997        1996
                                                            --------  ----------  ---------
                                                                    (IN THOUSANDS)
PVFP - beginning of period                                $    900      1,178          576
Net amortization                                               (54)       (13)          78
Adjustment due to revised push-down purchase
    accounting                                                  --         --          (91)
PVFP attributable to unrealized
    depreciation (appreciation)                                  8       (265)         615
                                                            --------  ----------  ---------

       PVFP - end of period                               $    854        900        1,178
                                                            ========  ==========  =========

                  Goodwill

                  Under the push-down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as goodwill. The Company has elected to amortize goodwill on the straight-line basis over a 20-year period.

                  The components of goodwill are shown below:

                                                                1998          1997          1996
                                                             ------------  ------------  ------------
                                                                         (IN THOUSANDS)
Goodwill - beginning of period                             $     1,923         2,034         2,306
Amortization                                                      (110)         (111)         (105)
Adjustment due to revised push-down purchase
    accounting                                                      --            --          (167)
                                                             ------------  ------------  ------------

         Future payable - end of period                    $     1,813         1,923         2,034
                                                             ============  ============  ============

                  Future Payable

                  Pursuant to the financial reinsurance agreement, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force with OakRe into the next rate guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.5% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.

                  The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.5%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the end of the year 2000.

                  The components of this future payable are shown below:

                                                                      1998        1997       1996
                                                                    ----------  ---------- ----------
                                                                             (IN THOUSANDS)
Future payable - beginning of period                              $     565         683      1,265
Interest added                                                           29          41         39
Payments to OakRe                                                      (252)       (159)      (273)
Adjustment due to revised push-down purchase
    accounting                                                           --          --       (348)
                                                                    ----------  ---------- ----------
         Future payable - end of period                           $     342         565        683
                                                                    ==========  ========== ==========

              DEFERRED TAX ASSETS AND LIABILITIES

              XFSI and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition was revalued based upon fair market values as of June 1, 1995. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $2.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              POLICYHOLDER DEPOSITS

              The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Company's policyholder deposits as of December 31, 1998 was 6.05%.

              FUTURE POLICY BENEFITS

              Reserves are held for policy annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

              Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              PREMIUM REVENUE

              The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks. Amounts collected on annuity policies not subject to longevity risk are recorded as increases in the policyholder deposits liability. For term and single premium variable life products, premiums are recognized as revenue when due.

              FEDERAL INCOME TAXES

              Beginning in 1997, the Company files a consolidated income tax return with its immediate parent, CFSLIC. Allocations of federal income taxes are based upon separate return calculations.

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              RISKS AND UNCERTAINTIES

              In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

              The following elements of the financial statements are most affected by the use of estimates and assumptions:

                  -   Investment valuation
                  -   Amortization of deferred policy acquisition costs
                  -   Amortization of present value of future profits
                  -   Recoverability of goodwill

              The fair value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

              The amortization of deferred acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

              In a similar manner, the amortization of PVFP is based on estimates of long-term future profits from existing and recaptured policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

              The Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1998.

              FAIR VALUE OF FINANCIAL INSTRUMENTS

              SFAS No. 107, Disclosures About Fair Value of Financial Instruments, applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

              These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because a value of a business is also based upon its anticipated earning power, the aggregate fair value amounts presented do not represent the underlying value of the Company.

              The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash and Cash Equivalents, Short-term Investments,
                      and Accrued Investment Income

                  The carrying value amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered "available-for-sale" and are carried at fair value.

                  Investments Securities and Mortgage Loans
                      (Including Mortgage-backed Securities)

                  Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments (see note 3 for fair value disclosures).

                  Policy Loans

                  Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and therefore approximate current interest rates.

                  Investment Contracts

                  The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all contracts permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (policyholder deposits) are estimated as the amount payable on demand. As of December 31, 1998 and 1997, the cash surrender value of policyholder deposits was $4,707,689 and $7,204,647, respectively, less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

                  All of the Company's deposit obligations are fully guaranteed by its ultimate parent, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

                  REINSURANCE

              The impact of reinsurance on the December 31, 1998 financial statements is not considered material.

              The financing reinsurance agreement entered into with OakRe does not meet the conditions for reinsurance accounting under generally accepted accounting principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and then are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

              RECENTLY ADOPTED ACCOUNTING STANDARDS

              On June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for the fiscal year beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided is required for comparative purposes. The Company has elected to adopt SFAS No. 130 in 1998. The adoption of SFAS No. 130 has no impact on the Company's net income or shareholder's equity. The Company's only component of accumulated other comprehensive income relates to unrealized appreciation and depreciation on debt securities.

              RECENTLY ISSUED ACCOUNTING STANDARD

              SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, was issued in June 1998. SFAS No. 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. The Company's present accounting policies would apply such accounting treatment only to marketable securities as defined under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to off-balance sheet derivative instruments. SFAS No. 133 will broaden the definition of derivative instruments to include all classes of financial assets and liabilities. It also will require separate disclosure of identifiable derivative instruments embedded in hybrid securities. Change in the fair value of derivative instruments is to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, on the type of hedge transaction.

              SFAS No. 133 is effective for the Company beginning January 1, 2000. The Company's management is currently evaluating the impact of SFAS No. 133; at present, the management does not believe it will have a material effect on the Company's financial position or results of operations.

                  OTHER

              Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

  (3)   INVESTMENTS

        The Company's investments in debt securities and short-term investments are considered available-for-sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1998 and 1997, are as follows:

                                                                              1998
                                         -------------------------------------------------------------------------------
                                                              GROSS           GROSS         ESTIMATED
                                           AMORTIZED       UNREALIZED      UNREALIZED         FAIR          CARRYING
                                              COST            GAINS          LOSSES           VALUE           VALUE
                                         ---------------  --------------  --------------  --------------  --------------
                                                                         (IN THOUSANDS)
        Debt securities:
           U.S. Government
             treasuries                $         100               1               --              101            101
           Collateralized
             mortgage obligations             15,260             161              (32)          15,389         15,389
           Corporate, state,
             municipalities, and
           political subdivisions             83,868           1,733             (433)          85,168         85,168
                                         ---------------  --------------  --------------  --------------  --------------

               Total debt
                 securities                   99,228           1,895             (465)         100,658        100,658

        Mortgage loans (net)                   5,245             204               --            5,449          5,245
        Policy loans                           1,223              --               --            1,223          1,223
                                         ---------------  --------------  --------------  --------------  --------------

               Total investments       $     105,696           2,099             (465)         107,330        107,126
                                         ===============  ==============  ==============  ==============  ==============

        Company's beneficial
           interest in separate
           accounts                    $           2             --                --                2              2
                                         ===============  ==============  ==============  ==============  ==============


                                                                              1997
                                         -------------------------------------------------------------------------------
                                                              GROSS           GROSS         ESTIMATED
                                           AMORTIZED       UNREALIZED      UNREALIZED         FAIR          CARRYING
                                              COST            GAINS          LOSSES           VALUE           VALUE
                                         ---------------  --------------  --------------  --------------  --------------
                                                                         (IN THOUSANDS)
        Debt securities:
           U.S. Government
             treasuries                $         100               1               --              101            101
           Collateralized
             mortgage obligations             24,018             305              (64)          24,259         24,259
           Corporate, state,
             municipalities, and
             political subdivisions           72,766           1,500           (1,106)          73,160         73,160
                                         ---------------  --------------  --------------  --------------  --------------

               Total debt
                 securities                   96,884           1,806           (1,170)          97,520         97,520

        Mortgage loans (net)                   1,786             143               --            1,929          1,786
        Policy loans                           1,083              --               --            1,083          1,083
                                         ---------------  --------------  --------------  --------------  --------------

                                       $      99,753           1,949           (1,170)         100,532        100,389
                                         ===============  ==============  ==============  ==============  ==============

        Company's beneficial
           interest in separate
           accounts                    $          --              --               --               --             --
                                         ===============  ==============  ==============  ==============  ==============

        The amortized cost and estimated fair value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

                                                                        ESTIMATED
                                                       AMORTIZED           FAIR
                                                          COST            VALUE
                                                     ---------------  ---------------
                                                             (IN THOUSANDS)
Less than one year                                 $         2,341            2,362
Due after one year through five years                       34,579           35,067
Due after five years through ten years                      32,584           33,321
Due after ten years                                         14,464           14,519
Mortgage-backed securities                                  15,260           15,389
                                                     ---------------  ---------------

         Total                                     $        99,228          100,658
                                                     ===============  ===============


        At December 31, 1998, approximately 95.1% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 4.9% noninvestment grade debt securities, 4.3% are rated as BB or its equivalent, and 0.6% are rated B or its equivalent.

        All debt securities were income producing during the years ended December 31, 1998 and 1997. As of December 31, 1998 and 1997, the Company had no impaired investments.

        The components of investment income, realized gains (losses), and unrealized appreciation are as follows:

                                                               1998           1997          1996
                                                            ------------  -------------  ------------
                                                                         (IN THOUSANDS)
Income on debt securities                                $      6,928         6,575           3,926
Income on short-term investments                                  305           186             243
Income on policy loans                                             92            83              86
Interest on mortgage loans                                        308            32              --
Miscellaneous interest                                              2            --               8
                                                            ------------  -------------  ------------

Total investment income                                         7,635         6,876           4,263

Investment expenses                                              (119)         (115)            (87)
                                                            ------------  -------------  ------------

         Net investment income                           $      7,516         6,761           4,176
                                                            ============  =============  ============

Net realized capital gains (losses) -
    debt securities                                      $        178           158             (28)
                                                            ============  =============  ============

Unrealized appreciation
    is as follows:
       Debt securities                                   $      1,430           633               6
       Short-term investments                                      --             3              --
       Effects on deferred acquisition
         costs amortization                                      (726)         (213)            (69)
       Effects on PVFP amortization                              (192)         (200)             65
                                                            ------------  -------------  ------------


       Unrealized appreciation before income taxes                512           223               2

       Unrealized income tax expenses                            (179)          (78)             (1)
                                                            ------------  -------------  ------------

         Net unrealized appreciation on
           investments                                   $        333           145               1
                                                            ============  =============  ============

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1998 were $50,660,583. Gross gains of $591,755 and gross losses of $413,588 were realized on those sales. Included in these amounts were $133,138 of gross gains and $106,165 of gross losses realized on the sale of noninvestment grade securities.

        Proceeds from sales, redemptions, and paydowns for investments in debt securities during 1997 were $25,379,783. Gross gains of $166,335 and gross losses of $8,658 were realized on those sales. Included in these amounts were $47,391 of gross gains and $7,300 of gross losses realized on the sale of noninvestment grade securities.

        Proceeds from sales, redemptions, and paydowns for investments in debt securities during 1996 were $10,635,608. Gross gains of $16,757 and gross losses of $44,311 were realized on those sales. Included in these amounts were $1,355 of gross gains realized on the sale of noninvestment grade securities.

  (4)   SECURITY GREATER THAN 10% OF SHAREHOLDER'S EQUITY

        As of December 31, 1998 and 1997, the Company held the following individual security which exceeded 10% of shareholder's equity:

                                                                                     1998             1997
                                                                                ---------------  ---------------
Colonial Realty, at carrying value                                            $     1,997,287        2,017,400
                                                                                ===============  ===============

  (5)   COMPREHENSIVE INCOME

        The components of comprehensive income are as follows:

                                                                                    1998          1997         1996
                                                                                 ------------  ------------ ------------
                                                                                             (IN THOUSANDS)
        Net income                                                             $     810            443          412
                                                                                 ------------  ------------ ------------
        Other comprehensive income (loss), before tax -
            unrealized appreciation (depreciation) on
               investments arising during period:
                 Unrealized appreciation (depreciation)
                     on investments                                                  616            472         (812)
                 Adjustment to deferred acquisition
                   costs attributable to unrealized
                   (appreciation) depreciation                                      (398)          (108)         (67)
                 Adjustment to PVFP attributable to
                   unrealized (appreciation) depreciation                              6           (198)         594
                                                                                 ------------  ------------ ------------

                       Total unrealized appreciation (depreciation) on
                          investments arising during period                          224            166         (285)
                                                                                 ------------  ------------ ------------

        Less reclassification adjustments for realized (gains) losses included in net income:
               Adjustment for (gains) losses included in
                 net realized gains (losses) on sales
                 of investments                                                     (178)          (158)          28
               Adjustment for (gains) losses included in
                 amortization of PVFP                                                115             36            2
               Adjustment for (gains) losses included in
                 amortization of deferred acquisition costs                           (2)            67          (21)
                                                                                 ------------  ------------ ------------

                       Total reclassification adjustments for (gains) losses
                          included in net income                                     (65)           (55)           9
                                                                                 ------------  ------------ ------------

        Other comprehensive income (loss), before related income tax
            expense (benefits)                                                       289            221         (294)

        Related income tax expense (benefit)                                         101             77         (103)
                                                                                 ------------  ------------ ------------

                       Other comprehensive income (loss), net of tax                 188            144         (191)
                                                                                 ------------  ------------ ------------

                       Comprehensive income                                    $     998            587          221
                                                                                 ============  ============ ============

  (6)   POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1998, 1997, and 1996, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1998, CLMC had no retired employees nor any employees fully eligible for retirement, and had no disbursements for such benefit commitments. The expense arising from these allocations is not material.

  (7)   INCOME TAXES

        The Company will file a consolidated federal income tax return with its immediate parent, CFSLIC. Income taxes are recorded in the statements of income and directly in certain shareholder's equity accounts. Income tax expense for the years ended December 31 was allocated as follows:

                                                                                   1998       1997       1996
                                                                                 ---------  ---------  ---------
                                                                                         (IN THOUSANDS)
Statements of income:
    Operating income (excluding realized investment gains and losses)          $    215        250        295
    Realized investment gains (losses)                                               62         55        (10)
                                                                                 ---------  ---------  ---------

         Income tax expense included in the statements of
           income                                                                   277        305        285

Shareholder's equity - change in deferred federal income taxes
    related to unrealized appreciation (depreciation) on securities                 101         77       (103)
                                                                                 ---------  ---------  ---------

         Total income tax expense                                              $    378        382        182
                                                                                 =========  =========  =========

        The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to income before taxes on income as follows:

                                                        1998                  1997                 1996
                                                --------------------  --------------------  --------------------
                                                                        (IN THOUSANDS)
Computed expected tax expense                 $   380       35.0%    $  262       35.0%    $  244       35.0%
Dividends received deduction - separate
    account                                      (150)     (13.9)        --         --         --         --
Amortization of intangible assets                  39        3.6         39        5.2         37        5.3
Other                                               8        0.8          4        0.5          4        0.6
                                                --------  ----------  --------  ----------  --------  ---------

           Total                              $   277       25.5%    $  305       40.7%    $  285       40.9%
                                                ========  ==========  ========  ==========  ========  ==========


        The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and 1997 are as follows:

                                                                 1998         1997
                                                              ------------ ------------
                                                                   (IN THOUSANDS)
Deferred tax assets:
    Tax basis of intangible assets purchased                $       624           679
    Liability for commission on recaptures                          120           198
    Policy reserves                                               2,477         1,898
    DAC "Proxy Tax"                                               1,252           977
    Other deferred tax assets                                      (359)           --
                                                              ------------ ------------

           Total deferred tax assets                              4,114         3,752
                                                              ------------ ------------

Deferred tax liabilities:
    Unrealized gains in investments                                 179            78
    PVFP                                                            150           144
    Deferred acquisition costs                                    3,200         2,371
    Other deferred tax liabilities                                   --           117
                                                              ------------ ------------

           Total deferred tax liabilities                         3,529         2,710
                                                              ------------ ------------

           Net deferred tax asset                           $       585         1,042
                                                              ============ ============

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon consideration of the reversal of existing temporary differences, anticipated future earnings, and all other available evidence. Accordingly, no valuation allowance was established at December 31, 1998 or 1997.

  (8)   RELATED-PARTY TRANSACTIONS

        On December 31, 1997, CLMC and Navisys Incorporated, affiliated companies, purchased certain assets of Johnson & Higgins/Kirke Van Orsdel, Inc. (J&H/KVI), an unaffiliated Delaware corporation, for $2,500,000. The purchased assets are the administrative and service systems that provide the marketing, underwriting, claims, and administrative functions for the Company's life and annuity products. On January 1, 1998, the purchased assets of J&H/KVI were merged into Cova Life Administrative Service Company (CLASC). Navisys Incorporated purchased 51% of CLASC, the remaining 49% was purchased by CLMC.

         The Company has entered into management, operations, and servicing agreements with its affiliated companies. The affiliated companies are CLMC, a Delaware Corporation, which provides management services and the employees necessary to conduct the activities of the Company; and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Company's ultimate parent, GALIC. CLASC provides various services for the Company including underwriting, claims, and administrative functions. Expenses and fees paid to affiliated companies in 1998, 1997, and 1996 for the Company were $1,587,833, $396,806, and $303,694 respectively.

  (9)   STATUTORY SURPLUS AND DIVIDEND RESTRICTION

        GAAP differs in certain respects from accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, and the establishment of an asset valuation reserve as a contingent liability based on the credit quality of the Company's investment securities and an interest maintenance reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold under statutory accounting principles. In addition, adjustments to record the carrying values of debt securities and certain equity securities at estimated fair value are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their established fair values, and shareholder's equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP were as follows:

                                                            1998         1997
                                                         ------------ ------------
                                                              (IN THOUSANDS)
Statutory capital and surplus                          $    10,411        10,389
Reconciling items:
    Statutory asset valuation reserve                        1,078         1,151
    Statutory interest maintenance reserve                     190           111
    GAAP investment adjustments to fair value                1,430           636
    GAAP deferred policy acquisition costs                   9,142         6,774
    GAAP basis policy reserves                              (4,670)       (3,871)
    GAAP deferred federal income taxes (net)                   585         1,042
    GAAP guarantee assessment adjustment                    (1,000)       (1,000)
    GAAP goodwill                                            1,813         1,923
    GAAP present value of future profits                       854           900
    GAAP future purchase price payable                        (342)         (565)
    Other                                                       (2)            1
                                                         ------------ ------------

           GAAP shareholder's equity                   $    19,489        17,491
                                                         ============ ============

                      COVA FINANCIAL LIFE INSURANCE COMPANY
                       (a wholly owned subsidiary of Cova
                   Financial Services Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1998, 1997, and 1996

        Statutory net loss for the years ended December 31, 1998, 1997, and 1996 was $142,046, $461,118, and $113,236, respectively.

        The maximum amount of dividends which can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory surplus or statutory net gain from operations for the preceding year. The maximum dividend permissible during 1998 will be $761,109, which is 10% of the Company's December 31, 1998 statutory surplus of $7,611,089.

        The National Association of Insurance Commissioners has developed certain risk based capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1998, the Company's Total Adjusted Capital and Authorized Control Level RBC were $11,488,766 and $1,619,495, respectively. This level of adjusted capital qualifies under all tests.

(10)    GUARANTY FUND ASSESSMENTS

        The Company participates with life insurance companies licensed in California in an association formed to guaranty benefits to policyholders of insolvent life insurance companies. Under state law, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty association for insolvencies incurred through 1998, but for which assessments have not yet been determined or assessed, to a maximum generally of 1% of statutory premiums per annum.

        In November 1998, the National Organization of Life and Health Guaranty Associations distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for $1.0 million in future assessments on insolvencies that occurred before December 31, 1998. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. The Company paid $33,505, $460,167, and $265,760 in guaranty fund assessment in 1998, 1997, and 1996, respectively. These payments were substantially reimbursed by OakRe.

        At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments and may retain the remaining 20%. The credits to be retained for 1998 were not material.




APPENDIX A
ILLUSTRATION OF POLICY VALUES



In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations - all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of .88% for these charges) are approximately -.88%, 5.12% and 11.12%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are:

(1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.75% after that;

(2) an administrative charge equal to an annual rate of 0.40% of the Account Value;

(3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years;

(4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and

(5)  the Policy maintenance charge.

We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 55, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                                CURRENT CHARGES*                               GUARANTEED CHARGES**

                   Premiums
   End of         Accumulated                            Cash            Net                           Cash             Net
   Policy       at 5% Interest       Account           Surrender        Death         Account        Surrender         Death
    Year           Per Year           Value              Value         Benefit         Value           Value          Benefit
  _______      _______________    ____________     ______________   __________  _________________  ____________  ________________
      1             10,500            9,652              8,786         27,290          9,526           8,672          27,290
      2             11,025            9,315              8,505         27,290          9,040           8,257          27,290
      3             11,576            8,988              8,232         27,290          8,542           7,827          27,290
      4             12,155            8,673              8,082         27,290          8,029           7,487          27,290
      5             12,763            8,367              7,894         27,290          7,497           7,079          27,290

      6             13,401            8,070              7,707         27,290          6,944           6,637          27,290
      7             14,071            7,784              7,522         27,290          6,363           6,155          27,290
      8             14,775            7,506              7,338         27,290          5,750           5,626          27,290
      9             15,513            7,237              7,157         27,290          5,097           5,044          27,290
     10             16,289            6,977              6,977         27,290          4,398           4,398          27,290

     15             20,789            6,035              6,035         27,290             33              33          27,290
     20             26,533            5,201              5,201         27,290              0               0               0
     25             33,864            4,463              4,463         27,290              0               0               0
     30             43,219            3,809              3,809         27,290              0               0               0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 55, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,233            9,333         27,290         10,107               9,207           27,290
      2            11,025          10,472            9,597         27,290         10,202               9,327           27,290
      3            11,576          10,717            9,867         27,290         10,282               9,432           27,290
      4            12,155          10,968           10,278         27,290         10,346               9,656           27,290
      5            12,763          11,227           10,652         27,290         10,391               9,816           27,290

      6            13,401          11,492           11,032         27,290         10,415               9,955           27,290
      7            14,071          11,764           11,419         27,290         10,413              10,068           27,290
      8            14,775          12,043           11,813         27,290         10,380              10,150           27,290
      9            15,513          12,329           12,214         27,290         10,311              10,196           27,290
     10            16,289          12,623           12,623         27,290         10,201              10,201           27,290

     15            20,789          14,798           14,798         27,290          9,247               9,247           27,290
     20            26,533          17,375           17,375         27,290          5,706               5,706           27,290
     25            33,864          20,429           20,429         27,290              0                   0                0
     30            43,219          24,048           24,048         27,290              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 55, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,814            9,914         27,290         10,689               9,789           27,290
      2            11,025          11,696           10,821         27,290         11,432              10,557           27,290
      3            11,576          12,653           11,803         27,290         12,236              11,386           27,290
      4            12,155          13,691           13,001         27,290         13,107              12,417           27,290
      5            12,763          14,816           14,241         27,290         14,053              13,478           27,290

      6            13,401          16,036           15,576         27,290         15,082              14,622           27,290
      7            14,071          17,359           17,014         27,290         16,206              15,861           27,290
      8            14,775          18,793           18,563         27,290         17,436              17,206           27,290
      9            15,513          20,349           20,234         27,290         18,786              18,671           27,290
     10            16,289          22,038           22,038         27,290         20,275              20,275           27,290

     15            20,789          34,341           34,341         39,836         31,497              31,497           36,536
     20            26,533          53,745           53,745         57,507         49,250              49,250           52,698
     25            33,864          84,916           84,916         89,162         77,815              77,815           81,706
     30            43,219         132,870          132,870        139,514        121,637             121,637          127,719

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 70, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500           9,652            8,786         17,020          9,418               8,575           17,020
      2            11,025           9,315            8,505         17,020          8,795               8,034           17,020
      3            11,576           8,988            8,232         17,020          8,119               7,443           17,020
      4            12,155           8,673            8,082         17,020          7,378               6,884           17,020
      5            12,763           8,367            7,894         17,020          6,556               6,196           17,020

      6            13,401           8,070            7,707         17,020          5,637               5,395           17,020
      7            14,071           7,784            7,522         17,020          4,601               4,459           17,020
      8            14,775           7,506            7,338         17,020          3,427               3,361           17,020
      9            15,513           7,237            7,157         17,020          2,086               2,070           17,020
     10            16,289           6,977            6,977         17,020            541                 541           17,020

     15            20,789           6,035            6,035         17,020              0                   0                0
     20            26,533           5,201            5,201         17,020              0                   0                0
     25            33,864           4,463            4,463         17,020              0                   0                0
     30            43,219           3,809            3,809         17,020              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 70, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,233            9,333         17,020         10,004               9,104           17,020
      2            11,025          10,472            9,597         17,020          9,980               9,107           17,020
      3            11,576          10,717            9,867         17,020          9,919               9,076           17,020
      4            12,155          10,968           10,278         17,020          9,813               9,137           17,020
      5            12,763          11,227           10,652         17,020          9,655               9,101           17,020

      6            13,401          11,492           11,032         17,020          9,432               9,001           17,020
      7            14,071          11,764           11,419         17,020          9,134               8,822           17,020
      8            14,775          12,043           11,813         17,020          8,747               8,548           17,020
      9            15,513          12,329           12,214         17,020          8,250               8,157           17,020
     10            16,289          12,623           12,623         17,020          7,620               7,620           17,020

     15            20,789          14,798           14,798         17,020            935                 935           17,020
     20            26,533          17,375           17,375         18,244              0                   0                0
     25            33,864          20,516           20,516         20,721              0                   0                0
     30            43,219          24,306           24,306         24,550              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                SINGLE LIFE OPTION
                                      MALE, ISSUE AGE 70, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,814            9,914         17,020         10,591               9,691           17,020
      2            11,025          11,696           10,821         17,020         11,237              10,362           17,020
      3            11,576          12,653           11,803         17,020         11,948              11,098           17,020
      4            12,155          13,690           13,000         17,020         12,737              12,047           17,020
      5            12,763          14,815           14,240         17,020         13,622              13,047           17,020

      6            13,401          16,042           15,582         17,020         14,630              14,170           17,020
      7            14,071          17,413           17,068         18,284         15,794              15,449           17,020
      8            14,775          18,900           18,670         19,845         17,131              16,901           17,988
      9            15,513          20,508           20,393         21,533         18,586              18,471           19,516
     10            16,289          22,248           22,248         23,360         20,160              20,160           21,168

     15            20,789          34,630           34,630         36,361         31,332              31,332           32,899
     20            26,533          53,891           53,891         56,586         48,036              48,036           50,437
     25            33,864          84,461           84,461         85,305         74,568              74,568           75,314
     30            43,219         132,649          132,649        133,976        116,592             116,592          117,758

*  These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                 JOINT LIFE OPTION
                           MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500           9,710            8,839         30,490          9,710               8,839           30,490
      2            11,025           9,417            8,597         30,490          9,417               8,597           30,490
      3            11,576           9,119            8,351         30,490          9,117               8,349           30,490
      4            12,155           8,830            8,228         30,490          8,808               8,208           30,490
      5            12,763           8,549            8,065         30,490          8,487               8,007           30,490

      6            13,401           8,276            7,903         30,490          8,149               7,782           30,490
      7            14,071           8,011            7,741         30,490          7,788               7,526           30,490
      8            14,775           7,754            7,580         30,490          7,396               7,231           30,490
      9            15,513           7,503            7,419         30,490          6,962               6,885           30,490
     10            16,289           7,260            7,260         30,490          6,471               6,471           30,490

     15            20,789           6,399            6,399         30,490          2,750               2,750           30,490
     20            26,533           5,622            5,622         30,490              0                   0                0
     25            33,864           4,923            4,923         30,490              0                   0                0
     30            43,219           4,292            4,292         30,490              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                 JOINT LIFE OPTION
                           MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,295            9,395         30,490         10,295               9,395           30,490
      2            11,025          10,589            9,714         30,490         10,589               9,714           30,490
      3            11,576          10,879           10,029         30,490         10,879              10,029           30,490
      4            12,155          11,174           10,484         30,490         11,165              10,475           30,490
      5            12,763          11,478           10,903         30,490         11,442              10,867           30,490

      6            13,401          11,791           11,331         30,490         11,709              11,249           30,490
      7            14,071          12,114           11,769         30,490         11,960              11,615           30,490
      8            14,775          12,446           12,216         30,490         12,188              11,958           30,490
      9            15,513          12,787           12,672         30,490         12,386              12,271           30,490
     10            16,289          13,140           13,140         30,490         12,543              12,543           30,490

     15            20,789          15,684           15,684         30,490         12,860              12,860           30,490
     20            26,533          18,752           18,752         30,490          9,240               9,240           30,490
     25            33,864          22,452           22,452         30,490              0                   0                0
     30            43,219          26,915           26,915         30,490              0                   0                0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS.

THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN
DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX A
ILLUSTRATION OF POLICY VALUES (continued)

                                       COVA FINANCIAL LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                             HYPOTHETICAL ILLUSTRATION
                                                 JOINT LIFE OPTION
                           MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                                   $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020
                            ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                             CURRENT CHARGES*                              GUARANTEED CHARGES**

                 Premiums
   End of       Accumulated                          Cash            Net                               Cash             Net
   Policy     at 5% Interest       Account         Surrender        Death         Account            Surrender         Death
    Year         Per Year           Value            Value         Benefit         Value               Value          Benefit
  _______     _______________   ____________    _____________    _________  __________________    ______________    _________
      1            10,500          10,880            9,980         30,490         10,880               9,980           30,490
      2            11,025          11,829           10,954         30,490         11,829              10,954           30,490
      3            11,576          12,854           12,004         30,490         12,854              12,004           30,490
      4            12,155          13,960           13,270         30,490         13,960              13,270           30,490
      5            12,763          15,161           14,586         30,490         15,154              14,579           30,490

      6            13,401          16,467           16,007         30,490         16,445              15,985           30,490
      7            14,071          17,889           17,544         30,490         17,841              17,496           30,490
      8            14,775          19,437           19,207         30,490         19,352              19,122           30,490
      9            15,513          21,121           21,006         30,490         20,989              20,874           30,490
     10            16,289          22,953           22,953         30,490         22,768              22,768           30,490

     15            20,789          36,433           36,433         38,255         36,063              36,063           37,866
     20            26,533          57,827           57,827         60,719         57,143              57,143           60,001
     25            33,864          91,839           91,839         96,431         89,183              89,183           93,642
     30            43,219         145,871          145,871        147,329        139,206             139,206          140,598

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT
REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A
CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE
MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





                                  [Back Cover]




                                      COVA
                     Cova Financial Life Insurance Company




                         Marketing and Executive Office
                           One Tower Lane, Suite 3000
                        Oakbrook Terrace, IL 60181-4644
                                  800-523-1661




                             Annuity Service Office
                                 P.O. Box 10366
                              Des Moines, IA 50306
                                  800-343-8496









CC-4054          Policy Form Series XLCC-648, XLCC-833        21-SPVL CA (5/99)